EXHIBIT 10.2








                                ESCROW AGREEMENT

                                  BY AND AMONG

                              W.W. GRAINGER, INC.,

                          MOUNTAIN CAPITAL CORPORATION,

                THE SHAREHOLDERS OF MOUNTAIN CAPITAL CORPORATION
                      LISTED ON THE SIGNATURE PAGES HERETO

                                       AND

               AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO





                          Dated as of February 28, 2002






================================================================================

                                ESCROW AGREEMENT

     This ESCROW AGREEMENT (this "Agreement") is made and entered into as of the 28th day of February, 2002, by and among (i) W.W. Grainger, Inc., an Illinois corporation ("GWW"), (ii) Mountain Capital Corporation, a Nevada corporation ("MCC"), (iii) the shareholders of MCC listed on the signature pages hereto (collectively, the "MCC Shareholders") and (iv) American National Bank and Trust Company of Chicago, a national banking association (the "Escrow Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     A. GWW, MCC and the MCC Shareholders are parties to that certain Purchase Agreement dated as of the date hereof (the "Purchase Agreement") which contemplates, among other things, the following transactions: (i) the sale by MCC to GWW of certain assets of MCC, consisting of 4,801,600 shares of GWW Common Stock (as hereinafter defined) and cash (collectively, the "Purchased Assets"), and in exchange for the Purchased Assets, the transfer by GWW to MCC of shares of GWW Common Stock (the "New GWW Shares") in a number to be determined pursuant to the terms of the Purchase Agreement (the "Acquisition"),
(ii) the execution and delivery by GWW, the MCC Shareholders and certain other Persons (together with the MCC Shareholders, the "Restricted Signatories") of that certain Share Transfer Restriction Agreement, dated as of the date hereof (the "Share Transfer Restriction Agreement"), which provides for certain restrictions on the transfer of shares of GWW Common Stock and certain other securities now or hereafter owned by each Restricted Signatory and (iii) immediately following the Acquisition, the distribution by MCC of all of its assets, consisting of the New GWW Shares (including the Original Escrow Shares (as hereinafter defined)) and the Excluded Assets (as defined in the Purchase Agreement), to the MCC Shareholders pursuant to a complete liquidation of MCC (the "Liquidation").

     B. The Purchase Agreement requires GWW, MCC, the MCC Shareholders and the Escrow Agent to execute and deliver this Agreement at, and as a condition to, the Closing (as hereinafter defined).

     C. Section 2.7 of the Purchase Agreement provides for the pledge by MCC to GWW of ten percent (10%) of the New GWW Shares to be received by MCC in the Acquisition (the "Original Escrow Shares"), and the pledge by each MCC Shareholder to GWW of the Original Escrow Shares, pursuant to the terms of this Agreement to serve as security for the obligations and liabilities of MCC and the MCC Shareholders under Article VII of the Purchase Agreement.

     D. GWW would not be willing to enter into the Purchase Agreement and consummate the Acquisition unless MCC and each MCC Shareholder agreed to the placement of the Escrow Shares (as hereinafter defined) in the Escrow Fund (as hereinafter defined) in accordance with the terms and conditions of this Agreement.

     E. GWW, MCC and the MCC Shareholders have selected American National Bank and Trust Company of Chicago to establish the Escrow Fund and to serve as Escrow Agent upon the terms and subject to the conditions set forth in this Agreement, which selection was made pursuant to the instructions of MCC and the MCC Shareholders and with the consent of GWW.

     F. The Escrow Agent is willing to establish the Escrow Fund and to serve as Escrow Agent upon the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

                                 ARTICLE I

                                DEFINITIONS
                                -----------

     1.1 Definitions. The following terms shall have the following meanings for purposes of this Agreement:

     "Acquisition" shall have the meaning set forth in the recitals hereto.

     "Agreement" shall have the meaning set forth in the preamble hereto.

     "Anniversary" shall mean an annual anniversary of the Closing Date.

     "Business Day" shall mean any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in Chicago, Illinois are authorized or required to be closed for business.

     "Claim" shall have the meaning set forth in Section 4.1(a).

     "Claim Notice" shall have the meaning set forth in Section 4.1(a).

     "Closing" shall mean the consummation of the Acquisition in accordance with
Article VI of the Purchase Agreement.

     "Closing Date" shall mean the date on which the Closing occurs.

     "Escrow Agent" shall have the meaning set forth in the preamble hereto.

     "Escrow Fund" shall have the meaning set forth in Section 3.1.

     "Escrow Liquidation Notice" shall have the meaning set forth in Section
2.4.

     "Escrow Period" shall mean the period from and including the Closing Date to the termination of this Agreement.

     "Escrow Shares" shall have the meaning set forth in Section 2.1.

     "Governmental Authority" shall mean the government of the United States or any foreign country or any state or political subdivision of the United States or any foreign country and any other entity, body, agency or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any quasi-governmental entity established to perform such functions.

     "GWW" shall have the meaning set forth in the preamble hereto.

     "GWW Common Stock" shall mean the Common Stock, par value $.50 per share, of GWW.

     "GWW Indemnified Parties" shall have the meaning assigned to such term in the Purchase Agreement.

     "Law" shall mean any law (including the common law), statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

     "Liquidation" shall have the meaning set forth in the recitals hereto.

     "Market Value" shall have the meaning set forth in Section 4.1(d).

     "MCC" shall have the meaning set forth in the preamble hereto.

     "MCC Escrow Certificates" shall have the meaning set forth in Section 2.3.

     "MCC Representative" shall have the meaning set forth in Section 6.13.

     "MCC Shareholder Escrow Certificate" shall have the meaning set forth in
Section 2.4.

     "MCC Shareholders" shall have the meaning set forth in the preamble hereto.

     "New GWW Shares" shall have the meaning set forth in the recitals hereto.

     "Objection Notice" shall have the meaning set forth in Section 4.1(b).

     "Original Escrow Shares" shall have the meaning set forth in the recitals hereto.

     "Original Holder" shall have the meaning set forth in Section 4.5(a).

     "Person" shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity.

     "Purchase Agreement" shall have the meaning set forth in the recitals hereto.

     "Purchased Assets" shall have the meaning set forth in the recitals hereto.

     "Restricted Signatories" shall have the meaning set forth in the recitals hereto.

     "Share Transfer Restriction Agreement" shall have the meaning set forth in the recitals hereto.

     "Tax Dispute" shall have the meaning set forth in Section 4.3.

     "Taxes" shall mean all taxes, charges, fees, duties (including customs duties), levies or other assessments, including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, goods and services, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, severance, license, payroll, environmental, capital stock, disability, employee's income withholding, other withholding, unemployment and Social Security taxes, which are imposed by any Governmental Authority, and such term shall include any interest, penalties or additions to tax attributable thereto.

     "Tax Return" shall mean any report, return or other information required to be supplied to a Governmental Authority in connection with any Taxes.

     1.2 Interpretation. The headings preceding the text of Articles and Sections included in this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Reference to any Law means such Law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles, Sections or Subsections shall refer to those portions of this Agreement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section or clause of this Agreement. No specific representation, warranty or covenant contained herein shall limit the generality or applicability of a more general representation, warranty or covenant contained herein. A breach of or inaccuracy in any representation, warranty or covenant shall not be affected by the fact that any more general or less general representation, warranty or covenant was not also breached or inaccurate. The word "class" when used by reference to securities or Escrow Shares shall have the meaning as set forth in Section 12 of the Securities Exchange Act of 1934, as amended, or any similar successor federal statute or rule or regulations thereunder, all as the same shall be in effect at the time.

                                 ARTICLE II

                    PLEDGE AND DELIVERY OF ESCROW SHARES
                    ------------------------------------

     2.1 Pledge and Grant of Security Interest.


     (a) As security solely for the obligations and liabilities of MCC and the MCC Shareholders under Article VII of the Purchase Agreement, MCC pledges to the GWW Indemnified Parties, and grants to the GWW Indemnified Parties a continuing security interest in, the Original Escrow Shares and all shares of capital stock or other securities, whether issued by GWW or otherwise, issued or paid as dividends or other distributions on or in respect of the Original Escrow Shares or other shares of capital stock or securities held in the Escrow Fund, or issued pursuant to any of the events described in Section 3.3, in each case together with the certificates representing such Shares, shares or securities, and any subscriptions, warrants, options and other rights, contractual or otherwise, issued on or otherwise in respect of, the Original Escrow Shares or such other shares of capital stock or other securities, and all proceeds thereof (collectively, the "Escrow Shares") now owned or hereafter acquired by MCC during the Escrow Period.

     (b) As security solely for the obligations and liabilities of MCC and the MCC Shareholders under Article VII of the Purchase Agreement, each MCC Shareholder pledges to the GWW Indemnified Parties, and grants to the GWW Indemnified Parties a continuing security interest in, the Escrow Shares now owned or hereafter acquired by such MCC Shareholder during the Escrow Period.

     2.2 Priority and Perfection of Security Interest.


     (a) MCC and the MCC Shareholders jointly and severally represent and warrant that (i) this Agreement creates a valid security interest in favor of the GWW Indemnified Parties in the Escrow Shares and (ii) the taking of possession by the Escrow Agent of the certificates representing the Escrow Shares will perfect and establish the first priority of the GWW Indemnified Parties' security interest in the Escrow Shares.

     (b) The Escrow Agent acknowledges and agrees that the Escrow Agent (i) shall act as the GWW Indemnified Parties' bailee and possessory agent with respect to the Escrow Shares for purposes of perfecting the security interest of the GWW Indemnified Parties in the Escrow Shares and (ii) is not acting as a "securities intermediary" with respect to the Escrow Shares. The parties hereto acknowledge and agree that the Escrow Shares held by the Escrow Agent in the Escrow Fund during the Escrow Period shall be held for the sole benefit of the GWW Indemnified Parties, subject to the rights and obligations of the parties hereunder, until such Escrow Shares are released and distributed from the Escrow Fund pursuant to the provisions of this Agreement.

     (c) MCC and each MCC Shareholder shall execute and deliver to GWW such financing statements and other documents and information as GWW may reasonably request in order to perfect and protect the GWW Indemnified Parties' security interest in the Escrow Shares created hereby. MCC and each MCC Shareholder hereby authorize GWW to file any financing statement that (i) indicates the Escrow Shares as collateral and (ii) contains any other information required by
Section 5 of Article 9 of the Uniform Commercial Code of the jurisdiction in which such financing statement is filed regarding the sufficiency or filing office acceptance of any financing statement.

     2.3 Delivery of MCC Escrow Certificates to Escrow Agent. At the Closing, GWW shall deliver to the Escrow Agent, on behalf of MCC, certificates registered in the name of MCC (the "MCC Escrow Certificates") representing the Original Escrow Shares. Contemporaneous with the delivery by GWW to the Escrow Agent of the MCC Escrow Certificates, MCC shall deliver to the Escrow Agent such reasonable number of duly executed stock powers (undated and in blank, with Medallion guarantee) relating to the Original Escrow Shares as GWW shall request. Upon the Escrow Agent's receipt of the MCC Escrow Certificates and the duly executed stock powers relating to the Original Escrow Shares, the Escrow Agent shall execute and deliver to GWW a customary written acknowledgment of the Escrow Agent's receipt of such MCC Escrow Certificates and duly executed stock powers to be held in the Escrow Fund pursuant to the provisions of this Agreement.

     2.4 Liquidation; Replacement of Escrow Certificates. Upon consummation of the Liquidation, MCC shall effect the distribution of the Original Escrow Shares (and any other Escrow Shares owned by MCC on the date of the Liquidation) to the MCC Shareholders in the Liquidation by (i) delivering to GWW and the Escrow Agent a written notice confirming that the Liquidation has occurred and setting forth the number of Escrow Shares that each MCC Shareholder is entitled to receive in connection with the Liquidation (the "Escrow Liquidation Notice") and
(ii) delivering to GWW such reasonable number of duly executed stock powers (undated and in blank, with Medallion guarantee) from each MCC Shareholder as GWW shall request, which stock powers shall relate to the Escrow Shares to be received by such MCC Shareholder as designated by MCC pursuant to the Escrow Liquidation Notice. As soon as practicable following GWW's receipt of the Escrow Liquidation Notice and the stock powers from each MCC Shareholder relating to the Escrow Shares, (i) GWW shall deliver to the Escrow Agent the certificates evidencing the Escrow Shares to which the MCC Shareholders are entitled as designated by MCC pursuant to the Escrow Liquidation Notice (each, an "MCC Shareholder Escrow Certificate"), accompanied by each MCC Shareholder's duly executed stock powers relating to the Escrow Shares, which certificates shall replace the MCC Escrow Certificates held by the Escrow Agent in the Escrow Fund and (ii) GWW and the Escrow Agent shall cause the MCC Escrow Certificates to be cancelled. Upon the Escrow Agent's receipt of the MCC Shareholder Escrow Certificates, accompanied by each MCC Shareholder's duly executed stock powers relating to the Escrow Shares, the Escrow Agent shall execute and deliver to GWW a customary written acknowledgment of the Escrow Agent's receipt of such MCC Shareholder Escrow Certificates and duly executed stock powers to be held in the Escrow Fund pursuant to the provisions of this Agreement.

     2.5 Delivery of Additional Escrow Shares. In the event any Escrow Shares are delivered to MCC or to any MCC Shareholder rather than to the Escrow Agent during the Escrow Period, MCC or such MCC Shareholder, as the case may be, shall immediately take all actions necessary to have such Escrow Shares transferred to the Escrow Agent for deposit in the Escrow Fund and to otherwise perfect and protect the security interest of the GWW Indemnified Parties in such Escrow Shares. If such Escrow Shares are certificated shares, MCC or such MCC Shareholder, as the case may be, shall immediately deliver the certificates representing such Escrow Shares to the Escrow Agent, accompanied by duly executed stock powers relating to such certificates.

     2.6 Delivery of Additional Stock Powers. MCC or the MCC Shareholders, as the case may be, shall take all reasonable actions necessary to ensure that duly executed stock powers (undated and in blank, with Medallion guarantee) relating to all certificates representing Escrow Shares (including any new or replacement certificates issued at any time during the Escrow Period) have been delivered to, and are held by, the Escrow Agent at all times during the Escrow Period. Without limiting the generality of the preceding sentence, (i) upon the receipt of a written request from the Escrow Agent or GWW at any time during the Escrow Period, MCC or the MCC Shareholders, as the case may be, shall immediately deliver to the Escrow Agent duly executed stock powers (undated and in blank, with Medallion guarantee) relating to any and all certificates representing Escrow Shares registered or to be registered in the name of MCC or such MCC Shareholder, as the case may be and (ii) with respect to any MCC Shareholder that is a trust, in the event that there is any change in the Person(s) serving as trustee(s) of such MCC Shareholder during the Escrow Period, such MCC Shareholder shall immediately provide written notice to GWW and the Escrow Agent describing such change and shall immediately deliver to the Escrow Agent duly executed stock powers (undated and in blank, with Medallion guarantee) signed by all of the trustees of such MCC Shareholder after such change, which stock powers shall relate to all certificates representing Escrow Shares held in the Escrow Fund at such time.

                                  ARTICLE III

                          ESTABLISHMENT OF ESCROW FUND;
                   SPECIAL PROVISIONS RELATED TO ESCROW SHARES
                   -------------------------------------------

     3.1 Escrow Fund. The Escrow Agent shall establish an escrow account (the "Escrow Fund") and shall hold the Escrow Shares in the Escrow Fund and distribute the Escrow Shares from the Escrow Fund pursuant to the provisions of this Agreement.

     3.2 Dividends and Distributions. MCC or the MCC Shareholders, as the case may be, shall have the right to receive and retain any and all dividends and distributions paid on or in respect of the Escrow Shares, other than dividends or distributions constituting Escrow Shares. In the event that the Escrow Agent receives any dividend or distribution on or in respect of the Escrow Shares which does not constitute Escrow Shares, the Escrow Agent agrees to promptly take all necessary actions to have such dividend or distribution transferred to MCC or to the MCC Shareholders, as the case may be.

     3.3 Stock Splits and Dividends. If there is any increase or decrease in the number of issued and outstanding Escrow Shares following the Closing Date resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding Escrow Shares effected without receipt of consideration by GWW or the issuer thereof, as applicable, the shares resulting from such subdivision or consolidation or issued as such dividend or otherwise shall be Escrow Shares and shall be added to the Escrow Fund and be subject to all of the provisions of this Agreement to the same extent as were the shares as to which such subdivision or consolidation occurred or the shares with respect to which such dividend was distributed or such other increase or decrease occurred.

     3.4 Voting Rights. MCC or the MCC Shareholders, as the case may be, shall have the right to exercise any and all voting rights with respect to the Escrow Shares.

     3.5 No Transfers of Escrow Shares. Neither MCC nor any MCC Shareholder shall grant any security interest in, or sell, transfer, convey, grant, encumber, pledge, hypothecate, gift, donate, bequest, devise or otherwise dispose of, whether directly or indirectly, whether or not for value, any of the Escrow Shares during the Escrow Period except in accordance with the provisions of this Agreement.

     3.6 Books and Records. The Escrow Agent shall maintain a ledger setting forth all Escrow Shares deposited in the Escrow Fund.

     3.7 Taxes. MCC and the MCC Shareholders shall be responsible for filing all necessary Tax Returns, and shall pay any Taxes, on or with respect to the Escrow Shares or the Escrow Fund, including any Taxes related to income on or with respect to the Escrow Shares or the Escrow Fund.

                                 ARTICLE IV

                       DISTRIBUTION OF ESCROW SHARES
                       -----------------------------

     The Escrow Agent shall not make any distribution of Escrow Shares from the Escrow Fund except as provided in this Article IV.

     4.1 Distribution from Escrow Fund for Indemnification Claims.

     (a) Whenever any GWW Indemnified Party desires to make a claim against the Escrow Fund in order to fully or partially satisfy a claim for indemnification under Article VII of the Purchase Agreement (a "Claim"), GWW shall provide written notice of such Claim to the MCC Representative and the Escrow Agent (together, in the case of the Escrow Agent, with evidence that such notice was provided to the MCC Representative in accordance with Section 6.5), which notice (a "Claim Notice") shall specify the facts alleged to constitute the basis for the Claim, the identity of the Person making such Claim and the dollar amount of the Claim that is sought to be satisfied by a distribution from the Escrow Fund.

     (b) If by the close of business on the thirtieth day after such Claim Notice is so received by the Escrow Agent, the MCC Representative has not provided a written notice to the Escrow Agent of the MCC Representative's objection to the distribution of Escrow Shares from the Escrow Fund to satisfy the dollar amount claimed by GWW in such Claim Notice (an "Objection Notice"), on the next Business Day (or on such later date as may be specified by GWW), the Escrow Agent shall distribute to GWW or to GWW's designee(s) from the Escrow Fund (i) the fewest whole number of Escrow Shares having an aggregate Market Value (as hereinafter defined) of not less than the dollar amount claimed in such Claim Notice, which shares shall be distributed in the manner contemplated by Section 4.4 or (ii) if the aggregate Market Value of all Escrow Shares held in the Escrow Fund is less than the dollar amount claimed by GWW in such Claim Notice, all of the Escrow Shares held in the Escrow Fund. Upon the Escrow Agent's receipt of an Objection Notice, the Escrow Agent shall promptly forward a copy of such Objection Notice to GWW.

     (c) If the MCC Representative provides an Objection Notice to the Escrow Agent in the manner contemplated by Section 4.1(b) and the objection stated in such Objection Notice is to less than the dollar amount claimed in such Claim Notice, on the next Business Day following the Escrow Agent's receipt of such Objection Notice (or on such later date as may be specified by GWW), the Escrow Agent shall distribute to GWW or to GWW's designee(s) from the Escrow Fund (i) the fewest whole number of Escrow Shares having an aggregate Market Value of not less than the undisputed portion of the dollar amount claimed in such Claim Notice, which shares shall be distributed in the manner contemplated by Section 4.4, or (ii) if the aggregate Market Value of all Escrow Shares held in the Escrow Fund is less than the undisputed portion of the dollar amount claimed by GWW in such Claim Notice, all of the Escrow Shares then held in the Escrow Fund. The Escrow Agent shall not distribute to GWW or to GWW's designee(s) any Escrow Shares from the Escrow Fund in satisfaction of any disputed portion of the dollar amount claimed in such Claim Notice except in accordance with the following sentence. Upon (x) joint written instructions signed by both GWW and the MCC Representative and delivered to the Escrow Agent directing the distribution of the fewest whole number of Escrow Shares having an aggregate Market Value of not less than a specified dollar amount, the Escrow Agent shall so distribute such number of Escrow Shares and (y) a final, non-appealable judgment or order by a state court of the County of Cook, Illinois or by the United States District Court for the Northern District of Illinois entitling one or more GWW Indemnified Parties to indemnification under Article VII of the Purchase Agreement, the Escrow Agent shall distribute the fewest whole number of Escrow Shares having an aggregate Market Value of not less than the dollar amount to which such GWW Indemnified Parties are entitled pursuant to such judgment or order.

     (d) For purposes of this Agreement, the "Market Value" of a share of securities constituting Escrow Shares shall mean, (i) with respect to a share of GWW Common Stock, the closing per share sale price for shares of GWW Common Stock on the trading day immediately prior to the date on which such Market Value is determined, as reported in the composite transactions for the New York Stock Exchange, and (ii) with respect to any share of securities constituting Escrow Shares other than GWW Common Stock, the closing per share sale price for such shares of securities for the trading day immediately prior to the date on which such Market Value is determined, as reported on the composite transactions for the primary national securities exchange or inter-dealer quotation system maintained by a registered securities association upon which such securities are listed. In the event that the Market Value of a share of securities constituting Escrow Shares is not determinable under the foregoing methods, the Market Value of such shares of securities shall be calculated using any method selected by the Escrow Agent in its discretion.

     4.2 Distributions Upon Certain Events. In the event of either (i) the liquidation or dissolution of the issuer of any class of Escrow Shares or (ii) the occurrence of any reorganization, merger, consolidation or other transaction in which the holders of shares of GWW Common Stock immediately prior to such event, in their capacity as such holders, receive less than 50% of the combined voting power of the surviving or resulting entity, in each such case the Escrow Agent shall release and distribute all of the shares of such class of Escrow Shares or GWW Common Stock, as the case may be, held in the Escrow Fund to (i) MCC, if an Escrow Liquidation Notice has not been received by the Escrow Agent, or (ii) the MCC Shareholders in whose names such Escrow Shares are registered, if an Escrow Liquidation Notice has been received by the Escrow Agent, in each case together with all stock powers relating thereto.

     4.3 Final Distribution. Unless this Agreement is terminated earlier in accordance with Section 6.1, all Escrow Shares shall be released and distributed from the Escrow Fund on the fifth Anniversary to (i) MCC, if an Escrow Liquidation Notice has not been received by the Escrow Agent, or (ii) the MCC Shareholders in whose names such Escrow Shares are registered, if an Escrow Liquidation Notice has been received by the Escrow Agent, in each case together with all stock powers relating thereto, provided, however, if on such date there is pending one or more Claims for which a Claim Notice has been received by the Escrow Agent, the Escrow Agent shall retain (w) the fewest whole number of Escrow Shares held in the Escrow Fund having an aggregate Market Value of not less than 200% of the aggregate amount of all such Claims, which shares (together with all stock powers relating thereto) shall be retained in the manner contemplated by Section 4.4 or (x) if the aggregate Market Value of all Escrow Shares held in the Escrow Fund is less than 200% of the aggregate amount of all such Claims, all of the Escrow Shares (together with all stock powers relating thereto) then held in the Escrow Fund, in each case until final resolution of each such Claim pursuant to the provisions of this Agreement, at which time, subject to the second proviso of this Section 4.3, all remaining Escrow Shares held in the Escrow Fund shall be distributed in accordance with such final resolution, and provided further that if on such date GWW has previously received notice of any Liability (as defined in the Purchase Agreement), or alleged Liability, for Taxes of, or attributable to, MCC or any of its past, present or future Subsidiaries (as defined in the Purchase Agreement) or Affiliates (as defined in the Purchase Agreement) for taxable periods ending prior to, on or following the Closing Date, including any Taxes resulting from the consummation of the Acquisition or the Liquidation, or of any audit, examination or investigation of the Acquisition or the Liquidation by any Governmental Authority, including the Internal Revenue Service or any other tax authorities (a "Tax Dispute"), and GWW has provided written notice to the Escrow Agent of such Tax Dispute, the Escrow Agent shall also retain (y) the fewest whole number of Escrow Shares in the Escrow Fund having an aggregate Market Value of not less than 200% of the aggregate amount of Taxes involved in all such Tax Disputes, which shares (together with all stock powers relating thereto) shall be retained in the manner contemplated by Section 4.4 or (z) if the aggregate Market Value of all Escrow Shares held in the Escrow Fund (excluding Escrow Shares retained pursuant to the first proviso of this Section 4.3) is less than 200% of the aggregate amount of Taxes involved in all such Tax Disputes, all of the Escrow Shares (together with all stock powers relating thereto) then held in the Escrow Fund, in each case until GWW and the MCC Representative provide a joint written notice to the Escrow Agent as to the final resolution of each such Tax Dispute, at which time, subject to the first proviso of this Section 4.3, all remaining Escrow Shares held in the Escrow Fund shall be distributed in accordance with such final resolution.

     4.4 Order of Distribution. All distributions of Escrow Shares by the Escrow Agent in satisfaction of claims made against the Escrow Fund by a GWW Indemnified Party (i) shall first be made in shares of GWW Common Stock held in the Escrow Fund, unless and until all shares of GWW Common Stock have been distributed from the Escrow Fund, in which case all such distributions shall thereafter be made in any other securities constituting Escrow Shares held in the Escrow Fund and (ii) may be made using any certificates representing Escrow Shares held in the Escrow Fund and may be made in Escrow Shares registered in the name of the MCC Shareholders (if an Escrow Liquidation Notice has been received by the Escrow Agent) or in the name of MCC (if an Escrow Liquidation Notice has not been received by the Escrow Agent), provided that any such distributions of Escrow Shares registered in the name of the MCC Shareholders shall be made on a pro rata basis (except for any adjustments required to eliminate the issuance of fractional shares, which adjustments shall be made in any reasonable manner determined by the Escrow Agent) according to the number of Escrow Shares registered or to be registered in the name of each MCC Shareholder. In the event that any Escrow Shares are required to be retained in the Escrow Fund after the fifth Anniversary pursuant to Section 4.3, the Escrow Agent (i) shall satisfy such requirement by first retaining the fewest whole number of shares of GWW Common Stock held in the Escrow Fund having a Market Value of not less than the aggregate amount required to be retained and, to the extent the number of shares of GWW Common Stock held in the Escrow Fund is insufficient to satisfy such requirement, the fewest whole number of any other securities constituting Escrow Shares held in the Escrow Fund necessary to satisfy such requirement and (ii) may retain any certificates representing Escrow Shares held in the Escrow Fund and may retain Escrow Shares registered in the name of the MCC Shareholders (if an Escrow Liquidation Notice has been received by the Escrow Agent) or in the name of MCC (if an Escrow Liquidation Notice has not been received by the Escrow Agent), provided that such Escrow Shares shall be retained on a pro rata basis (except for any adjustments required to eliminate the issuance of fractional shares, which adjustments shall be made in any reasonable manner determined by the Escrow Agent) according to the number of Escrow Shares registered or to be registered in the name of each MCC Shareholder.

     4.5 Procedures for Distribution.

     (a) In connection with any distribution of Escrow Shares evidenced by certificates to GWW or to GWW's designee(s), as the case may be, the Escrow Agent shall deliver to GWW (i) one or more certificates representing the Escrow Shares required to be distributed pursuant to the provisions of this Agreement, along with duly executed stock powers relating to such certificates, and (ii) instructions that such certificates be cancelled in exchange for new certificates to be registered in the name of, and delivered to, GWW or GWW's designee(s), as the case may be. The Escrow Agent's sole duty with respect to the distribution of Escrow Shares hereunder, in the event that such certificates for such shares do not represent the proper number of shares to be distributed, shall be to deliver the certificates and duly executed stock powers relating to such certificates to GWW, and to give proper instructions to GWW for the registration and delivery of such shares. In the event that some but not all of the Escrow Shares represented by the certificates delivered to GWW by the Escrow Agent are required to be distributed to GWW or to GWW's designee(s) and the remainder of the Escrow Shares represented by such certificates are to be returned to the Escrow Fund, the Escrow Agent shall (i) direct GWW to register the number of shares required to be distributed to GWW or to GWW's designee(s), as the case may be, in the name of, and to deliver one or more certificates representing such shares to, GWW or GWW's designee(s), as the case may be, (ii) upon the Escrow Agent's receipt of new duly executed stock powers from the Original Holder (as hereinafter defined), if the Escrow Agent deems such stock powers necessary pursuant to clause (iii) below of this Section 4.5(a), direct GWW to re-register the remainder of the Escrow Shares represented by such certificate or certificates in the name of the Person(s) in the name of which such shares were registered immediately prior to such distribution (the "Original Holder") and to return such certificate or certificates to the Escrow Agent and (iii) if the Escrow Agent reasonably determines that it does not then hold in the Escrow Fund a sufficient number of stock powers relating to the returned certificates, provide a written notice to the Original Holder requesting such Original Holder to deliver to the Escrow Agent such number of new duly executed stock powers related to such returned certificates as the Escrow Agent shall request. Upon receipt of any such written notice from the Escrow Agent, the Original Holder shall immediately deliver the requested duly executed stock powers to the Escrow Agent. The Escrow Agent shall have no responsibility or liability for any mistake, failure or delay by GWW in registering or delivering any shares in the manner described in this Section 4.5(a).

     (b) In connection with any distribution of Escrow Shares evidenced by certificates to MCC or the MCC Shareholders, as the case may be, the Escrow Agent shall deliver certificates representing the Escrow Shares required to be distributed pursuant to the provisions of this Agreement to (i) MCC, if an Escrow Liquidation Notice has not been received by the Escrow Agent or (ii) the MCC Shareholders in whose names such Escrow Shares are registered, if an Escrow Liquidation Notice has been received by the Escrow Agent.

     4.6 Commercially Reasonable Distribution Procedures. MCC and each MCC Shareholder agrees and acknowledges that the procedures for the distribution of Escrow Shares from the Escrow Fund described in this Article IV constitute a commercially reasonable disposition of the Escrow Shares.



                                   ARTICLE V

                                  ESCROW AGENT
                                  ------------

     5.1 Duties. The duties and responsibilities of the Escrow Agent shall be limited to those expressly set forth herein. No implied duties or discretionary powers may be imputed to the Escrow Agent by the provisions of this Agreement or otherwise, other than the duty of the Escrow Agent to use reasonable care with respect to the custody and preservation of the Escrow Shares in its possession as contemplated by Section 9-207 of the Illinois Uniform Commercial Code.

     5.2 No Additional Liability. The Escrow Agent shall not be personally liable for any act taken or omitted hereunder if taken or omitted by it in good faith and in the exercise of its own best judgment and shall also be fully protected in relying upon any written notice, demand, certificate or document which it in good faith believes to be genuine.

     5.3 Assumed Validity of Documents. The Escrow Agent shall not be responsible for the sufficiency, form, execution, validity or genuineness of any documents or securities deposited or delivered hereunder, or for any signature, endorsement or any lack of endorsement thereon, or for the accuracy of any description therein, or for the identity, authority or rights of the Person or Persons executing or delivering or purporting to execute or deliver any such document or endorsement.

     5.4 Fees and Expenses. The Escrow Agent shall be paid the fee described in Exhibit A hereto for its services and shall be reimbursed for its reasonable expenses incurred in connection with the ordinary administration of the Escrow Fund. MCC and the MCC Shareholders jointly and severally agree to pay all such reasonable fees and expenses of the Escrow Agent. All fee invoices should be billed directly to the MCC Representative at the address set forth in Section 6.5(iii). The Escrow Agent shall have, and is hereby granted, a prior lien upon the Escrow Shares with respect to its unpaid fees and nonreimbursed expenses to which it is expressly entitled hereunder and unsatisfied claims for indemnification to which it is expressly entitled hereunder; provided, however, that such lien shall only apply to Escrow Shares to which MCC or the MCC Shareholders have a right to receive distribution pursuant to Article IV and shall not apply to Escrow Shares held in the Escrow Fund during the Escrow Period for possible distribution to GWW or another GWW Indemnified Party. The Escrow Agent shall be entitled and is hereby granted the right to set off and deduct any unpaid fees and nonreimbursed expenses to which it is expressly entitled hereunder or unsatisfied claims for indemnification to which it is expressly entitled hereunder from the Escrow Shares on which it has a lien as described in the foregoing sentence.

     5.5 Indemnification. MCC and the MCC Shareholders jointly and severally agree to indemnify the Escrow Agent against, and agree to hold the Escrow Agent harmless from, any and all losses, liabilities and expenses (including reasonable attorneys' fees and expenses) incurred by the Escrow Agent and arising out of or in connection with the performance of its obligations pursuant to the provisions of this Agreement, except for any and all losses, liabilities or expenses incurred as a result of the negligence, bad faith or willful misconduct of the Escrow Agent. The obligations under this Section 5.5 shall survive the resignation or removal of the Escrow Agent and the termination of this Agreement.

     5.6 Resignation or Removal of the Escrow Agent. The Escrow Agent may resign at any time by giving thirty (30) days' prior written notice of resignation to GWW and the MCC Representative. GWW and the MCC Representative may at any time remove the Escrow Agent upon thirty (30) days' joint prior written notice of removal to the Escrow Agent. Within thirty (30) days after giving such notice of resignation or receiving such notice of removal, the Escrow Agent shall promptly transfer the Escrow Shares and any documentation related thereto to a successor Escrow Agent designated in writing by GWW and the MCC Representative (which designation GWW and the MCC Representative hereby agree to cooperate in promptly making), and the Escrow Agent shall thereupon be discharged from all obligations under this Agreement and shall have no further duties or responsibilities in connection herewith. If GWW and the MCC Representative have failed to appoint a successor prior to the expiration of thirty (30) days following receipt of the notice of resignation or removal, the Escrow Agent may appoint a successor (provided that such successor is a bank or trust company with combined capital and surplus of at least $500,000,000) or may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto.

     5.7 Disputes. In the event that (i) the Escrow Agent shall receive instructions with respect to the Escrow Shares which are in conflict with other instructions received by it or any provision of this Agreement or (ii) the Escrow Agent shall be uncertain as to its rights or duties hereunder, the Escrow Agent shall be permitted to interplead all of the assets held hereunder into a court of competent jurisdiction, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded assets.

     5.8 Advice of Counsel; Litigation. The Escrow Agent shall have the right, but not the obligation, to consult with counsel of choice and shall not be liable for action taken or omitted to be taken by the Escrow Agent in good faith in accordance with the advice of such counsel. If the Escrow Agent becomes involved in litigation on account of this Agreement, it shall have the right to retain counsel and shall have a first lien on the Escrow Shares over which MCC or the MCC Shareholders have a right to receive distribution pursuant to Article IV for any and all of its reasonable and documented costs, attorneys' fees, charges, disbursements, and expenses in connection with such litigation; and shall be entitled to reimburse itself therefor from such Escrow Shares over which MCC or the MCC Shareholders have a right to receive distribution pursuant to Article IV, and if it shall be unable to reimburse itself from such Escrow Shares over which MCC or the MCC Shareholders have a right to receive distribution pursuant to Article IV, MCC and the MCC Shareholders jointly and severally agree to pay to the Escrow Agent on demand its reasonable and documented costs, attorneys' fees, charges, disbursements, and expenses in connection with such litigation; provided, however, that the Escrow Agent shall have no such rights if such litigation alleges and the court finally determines that the Escrow Agent violated the standard of care set forth in this Article V.

     5.9 Successor Escrow Agent. Any banking association or corporation into which the Escrow Agent may be merged, converted or with which the Escrow Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any banking association or corporation to which all or substantially all of the corporate trust business of the Escrow Agent shall be transferred, shall succeed to all of the Escrow Agent's rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     5.10 Statements. The Escrow Agent shall send statements to GWW and the MCC Representative on a monthly basis reflecting activity in the Escrow Fund for the preceding month.

     5.11 Court Orders, Judgments or Decrees. In the event that the Escrow Shares shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Shares, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.



                                 ARTICLE VI

                               MISCELLANEOUS
                               -------------
     6.1 Termination. This Agreement shall terminate and be of no further force and effect (i) with respect to any particular class of Escrow Shares, upon the liquidation or dissolution of the issuer of such class of Escrow Shares, (ii) with respect to GWW Common Stock constituting Escrow Shares, upon the occurrence of any reorganization, merger, consolidation or other transaction in which the holders of shares of GWW Common Stock immediately prior to such event, in their capacity as such holders, receive less than 50% of the combined voting power of the surviving or resulting entity, (iii) upon the date that all Escrow Shares have been distributed from the Escrow Fund pursuant to the provisions of this Agreement or (iv) upon the fifth Anniversary, unless one or more Claim Notices and/or Tax Disputes have not been finally resolved by such date, in which case this Agreement shall terminate upon the final resolution of such pending Claim Notices and Tax Disputes and the distribution of all of the Escrow Shares held in the Escrow Fund pursuant to the provisions of this Agreement.

     6.2 No Obligation to Set-Off Against Escrow Fund. MCC and each MCC Shareholder agrees and acknowledges that (i) the indemnification obligations of MCC and the MCC Shareholders under Article VII of the Purchase Agreement shall not in any manner be limited to the Escrow Shares that may be contained in the Escrow Fund at any time and (ii) the GWW Indemnified Parties are not obligated to seek satisfaction of a claim for indemnification under the Purchase Agreement from the Escrow Fund prior to seeking satisfaction of such a claim from MCC or the MCC Shareholders.

     6.3 Implementing Agreement. Subject to the terms and conditions hereof, each party hereto shall take all action required of it to fulfill its obligations under the terms of this Agreement and shall otherwise use all commercially reasonable efforts to facilitate the consummation of the transactions contemplated hereby. Each party hereto agrees that he, she or it will take no action that would have the effect of preventing or impairing the performance by any party hereto of its respective obligations under this Agreement.

     6.4 Amendment. This Agreement may be amended, modified or supplemented but only in writing signed by GWW, MCC and each MCC Shareholder, provided that if an Escrow Liquidation Notice has been received by GWW and the Escrow Agent as contemplated by Section 2.4, the written consent of MCC shall not be required, and provided further that if any such amendment or waiver would have the effect of increasing the Escrow Agent's obligations or duties under this Agreement, the written consent of the Escrow Agent to such amendment, modification or waiver shall also be required.

     6.5 Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been received, (a) when delivered if given in person or by courier or a courier service such as Federal Express, DHL, or other similar services, (b) on the date of transmission if sent by facsimile or other wire transmission (receipt confirmed by return facsimile) or (c) five (5) Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

         (i)      If to MCC, addressed as follows:

                  Mark IV Capital, Inc.
                  100 Bayview Circle, Suite 4500
                  Newport Beach, CA 92660
                  Attention:  James D. Slavik
                  Facsimile No.: (949) 509-1104

                  with copies to:

                  Mark IV Capital, Inc.
                  100 Bayview Circle, Suite 4500
                  Newport Beach, CA 92660
                  Attention: Paul Slavik
                  Facsimile No: (949) 509-1104

                  and

                  McDermott, Will & Emery
                  227 West Monroe Street
                  Chicago, Illinois 60606-5096
                  Attention: Daniel N. Zucker, Esq.
                  Facsimile No.: (312) 984-2097

         (ii) If to any MCC Shareholder, addressed to the address listed for such MCC Shareholder on Schedule 3.4(a) of the Purchase Agreement, with a copy to:

                  McDermott, Will & Emery
                  227 West Monroe Street
                  Chicago, Illinois 60606-5096
                  Attention: Daniel N. Zucker, Esq.
                  Facsimile No.: (312) 984-2097

         (iii)    If to the MCC Representative, addressed as follows:

                  Mark IV Capital, Inc.
                  100 Bayview Circle, Suite 4500
                  Newport Beach, California  92660
                  Attention: James D. Slavik
                  Facsimile No.: (949) 509-1104
                  with a copy to:

                  McDermott, Will & Emery
                  227 West Monroe Street
                  Chicago, Illinois 60606-5096
                  Attention: Daniel N. Zucker, Esq.
                  Facsimile No.: (312) 984-2097

         (iv)     If to GWW, addressed as follows:

                  W.W. Grainger, Inc.
                  100 Grainger Parkway
                  Lake Forest, Illinois 60045
                  Attention: Corporate Secretary
                  Facsimile No.: (847) 535-1045

                  with a copy to:

                  W.W. Grainger, Inc.
                  100 Grainger Parkway
                  Lake Forest, Illinois 60045
                  Attention: General Counsel
                  Facsimile No.: (847) 535-4585

                  and

                  Mayer, Brown, Rowe & Maw
                  190 South LaSalle Street
                  Chicago, Illinois  60603
                  Attention: Frederick B. Thomas, Esq.
                  Facsimile No.:  (312) 701-7711

         (v)      If to the Escrow Agent, addressed as follows:

                  American National Bank and Trust Company of Chicago 120 South LaSalle, 4th Floor
                  Mail Code IL1-1250
                  Chicago, Illinois 60603
                  Attn:  Kevin M. Ryan
                  Facsimile No.:  (312) 661-6491

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

     6.6 Waivers. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

     6.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original signature for all purposes.

     6.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives; provided, that (i) the Escrow Agent shall not be permitted to assign any rights or obligations hereunder, by operation of law or otherwise, except as provided in Section 5.6, (ii) no assignment of any rights or obligations hereunder shall be made by MCC or any MCC Shareholder to any Person without the written consent of GWW, (iii) no assignment of any rights or obligations hereunder shall be made by GWW to any Person, other than to an Affiliate (as defined in the Purchase Agreement) of GWW, without the written consent of the MCC Representative and (iv) no assignment of the interests of any of the parties hereto shall be binding upon the Escrow Agent unless and until written notice of such assignment shall be provided to the Escrow Agent at the address set forth in Section 6.5(v).

     6.9 Third Party Beneficiaries. This Agreement is intended solely for the benefit of the parties hereto and, to the extent provided herein, the GWW Indemnified Parties, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

     6.10 Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     6.11 Remedies Cumulative. The remedies provided in this Agreement shall becumulative and shall not preclude the assertion or exercise of any other rights or remedies available by Law, in equity or otherwise.

     6.12 Entire Understanding. This Agreement, the Purchase Agreement and the Share Transfer Restriction Agreement set forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and supersede any and all prior agreements, arrangements and understandings among the parties (including the Mutual Letter of Intent dated as of January 24, 2002 by and between GWW and MCC) relating to the subject matter hereof.

     6.13 MCC Representative. MCC and each MCC Shareholder hereby irrevocably authorizes and appoints James D. Slavik as his, her or its true and lawful attorney and representative (the "MCC Representative") with full power and authority to take any and all actions and execute any and all documents specified in this Agreement as being within the authority of the MCC Representative. James D. Slavik hereby accepts his appointment as the MCC Representative and agrees to perform all of the duties of the MCC Representative hereunder. If the MCC Representative shall die or become incapacitated, the MCC Shareholders shall promptly appoint a successor Person to act as the MCC Representative. Each of MCC and the MCC Shareholders shall jointly and severally indemnify and hold harmless the MCC Representative from any and all Losses arising from actions or inaction of the MCC Representative taken or not taken in his capacity as such.

     6.14 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without giving effect to the principles of conflicts of law thereof.

     6.15 Jurisdiction of Disputes; Waiver of Jury Trial. The state courts of the County of Cook, Illinois and the United States District Court for the Northern District of Illinois shall have the exclusive jurisdiction over any and all litigation, proceedings or other legal actions relating to or arising out of this Agreement, the subject matter hereof or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably (a) submits to the personal jurisdiction of such courts over such party in connection with any litigation, proceeding or other legal action relating to or arising out of this Agreement or the subject matter hereof or the transactions contemplated hereby,
(b) waives to the fullest extent permitted by Law any objection to the venue of any such litigation, proceeding or other legal action which is brought in any such court and (c) agrees to the mailing of service of process to the address specified above for such party as an alternative method of service of process in any such litigation, proceeding or other legal action brought in any such court. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY LITIGATION, PROCEEDING OR OTHER LEGAL ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

     6.16 Acknowledgment of MCC and each MCC Shareholder. MCC and each MCC Shareholder represents to GWW that he, she or it is knowledgeable and sophisticated as to business matters, including the subject matter of this Agreement, that MCC and each MCC Shareholder has read this Agreement and that he, she or it understands its terms. MCC and each MCC Shareholder acknowledges that, prior to assenting to the terms of this Agreement, he, she or it has been given a reasonable time to review it, to consult with counsel of his, her or its choice and to negotiate at arm's-length with GWW as to its contents. MCC, each MCC Shareholder and GWW agree that the language used in this Agreement is the language chosen by the parties to express their mutual intent, and that no rule of strict construction is to be applied against MCC, any MCC Shareholder or GWW.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.



                                 W.W. GRAINGER, INC.


                                 By:  /s/ Richard L. Keyser
                                      ----------------------------------------
                                 Name:  Richard L. Keyser
                                 Title: Chairman of the Board and
                                        Chief Executive Officer


                                 MOUNTAIN CAPITAL CORPORATION



                                 By:  /s/ James D. Slavik
                                      ---------------------------------------
                                 Name:  James D. Slavik
                                 Title: President

                                 The MCC Shareholders:



                                 BRENNAN SLAVIK TRUST


                                 By:  /s/ Paul A. Slavik
                                      ---------------------------------------
                                 Name:  Paul A. Slavik
                                 Title: Trustee


                                 EVAN MICHAEL SLAVIK TRUST


                                 By:  /s/ Paul A. Slavik
                                      ---------------------------------------
                                 Name:  Paul A. Slavik
                                 Title: Trustee




                                 SUSAN SLAVIK INTER-VIVOS TRUST


                                 By:  /s/ Susan Slavik Williams
                                      ---------------------------------------
                                 Name:  Susan Slavik Williams
                                 Title: Trustee


                                 JAMES AND GLENYS SLAVIK 2000 EXEMPT
                                 TRUST FBO BRENNAN JAMES SLAVIK


                                 By:  /s/ Glenys Slavik
                                      ---------------------------------------
                                 Name:  Glenys Slavik
                                 Title: Trustee


                                 By:  /s/ Paul A. Slavik
                                      ---------------------------------------
                                 Name:  Paul A. Slavik
                                 Title: Trustee


                                 JAMES AND GLENYS SLAVIK 2000 EXEMPT
                                 TRUST FBO EVAN MICHAEL SLAVIK

                                 By:  /s/ Glenys Slavik
                                      ---------------------------------------
                                 Name:  Glenys Slavik
                                 Title: Trustee


                                 By:  /s/ Paul A. Slavik
                                      ---------------------------------------
                                 Name:  Paul A. Slavik
                                 Title: Trustee


                                 PAUL AND CATHIE SLAVIK 2000 EXEMPT
                                 TRUST FBO LAUREN D. SLAVIK


                                 By:  /s/ Cathie Slavik
                                      ---------------------------------------
                                 Name:  Cathie Slavik
                                 Title: Trustee


                                 By:  /s/ James D. Slavik
                                      ---------------------------------------
                                 Name:  James D. Slavik
                                 Title: Trustee


                                 PAUL AND CATHIE SLAVIK 2000 EXEMPT
                                 TRUST FBO LINDSAY C. SLAVIK


                                 By:  /s/ Cathie Slavik
                                      ---------------------------------------
                                 Name:  Cathie Slavik
                                 Title: Trustee


                                 By:  /s/ James D. Slavik
                                      ---------------------------------------
                                 Name:  James D. Slavik
                                 Title: Trustee


                                 SUSAN SLAVIK WILLIAMS & FELIX WILLIAMS
                                 2000 TRUST


                                 By:  /s/ Felix N. Williams, III
                                      ---------------------------------------
                                 Name:  Felix N. Williams, III
                                 Title: Trustee

                                 By:  /s/ James Garrity
                                      ---------------------------------------
                                 Name:  James Garrity
                                 Title: Trustee



                                 SEAN THOMAS SLAVIK TRUST


                                 By:  /s/ John H. Slavik
                                      ---------------------------------------
                                 Name:  John H. Slavik
                                 Title: Trustee

                                 By:  /s/ Gary R. King
                                      ---------------------------------------
                                 Name:   Gary R. King
                                 Title:  Trustee

                                 LAUREN DANIELLE SLAVIK TRUST
                                 ESTABLISHED DECEMBER 28, 1987


                                 By:  /s/ James D. Slavik
                                      ---------------------------------------
                                 Name:  James D. Slavik
                                 Title: Trustee


                                 LINDSAY SLAVIK TRUST ESTABLISHED
                                 OCTOBER 1, 1989


                                 By:  /s/ James D. Slavik
                                      ---------------------------------------
                                 Name:  James D. Slavik
                                 Title: Trustee


                                 THE JAMES D. SLAVIK SEPARATE
                                 PROPERTY TRUST ESTABLISHED
                                 FEBRUARY 27, 1974, AS AMENDED


                                 By:  /s/ James D. Slavik
                                      ---------------------------------------
                                 Name:  James D. Slavik
                                 Title: Trustee


                                 THE PAUL A. SLAVIK TRUST ESTABLISHED
                                 JANUARY 26, 1993


                                 By:  /s/ Paul A. Slavik
                                      ---------------------------------------
                                 Name:  Paul A. Slavik
                                 Title: Trustee


                                 /s/ John H. Slavik
                                 --------------------------------------------
                                 John H. Slavik, individually


                                     Acknowledged, Consented to and Agreed:

                                     /s/ Kathleen A. Slavik
                                     ----------------------------------------
                                     Kathleen A. Slavik



                                 /s/ Sean T. Slavik
                                 --------------------------------------------
                                 Sean T. Slavik, individually



                                 /s/ David A. Slavik
                                 --------------------------------------------
                                 David A. Slavik, individually


                                      Acknowledged, Consented to and Agreed:

                                      /s/ Jocelyne Slavik
                                      ---------------------------------------
                                      Name: Jocelyne Slavik



                                 AMERICAN NATIONAL BANK AND TRUST
                                 COMPANY OF CHICAGO, as Escrow Agent

                                 By:  /s/ Kevin M. Ryan
                                      ---------------------------------------
                                 Name:  Kevin M. Ryan
                                 Title: Authorized Officer

                                    EXHIBIT A

                            Escrow Agent Fee Schedule



Acceptance Fee:            $        0.00

Annual Fee:                $    4,500.00



The Acceptance Fee and the Annual Fee are billed in advance and payable prior to that year's service. The Annual Fee for the first year of this Agreement will be billed to the MCC Representative following the Closing. These fees cover a full year, or any part thereof, and thus are not prorated in the year of termination.

Any reasonable out-of-pocket expenses, or extraordinary fees or expenses of the Escrow Agent such as attorney fees or messenger costs related to this Agreement, are additional and are not included in the above schedule.

                                TABLE OF CONTENTS

                                                                           Page



ARTICLE I             DEFINITIONS............................................2

    1.1     Definitions......................................................2

    1.2     Interpretation...................................................3

ARTICLE II       PLEDGE AND DELIVERY OF ESCROW SHARES........................4

    2.1      Pledge and Grant of Security Interest...........................4

    2.2      Priority and Perfection of Security Interest....................5

    2.3      Delivery of MCC Escrow Certificates to Escrow Agent.............5

    2.4      Liquidation; Replacement of Escrow Certificates.................5

    2.5      Delivery of Additional Escrow Shares............................6

    2.6      Delivery of Additional Stock Powers.............................6

ARTICLE III      ESTABLISHMENT OF ESCROW FUND; SPECIAL PROVISIONS
                 RELATED TO ESCROW SHARES....................................7

    3.1     Escrow Fund......................................................7

    3.2     Dividends and Distributions......................................7

    3.3     Stock Splits and Dividends.......................................7

    3.4     Voting Rights....................................................7

    3.5     No Transfers of Escrow Shares....................................7

    3.6     Books and Records................................................8

    3.7     Taxes............................................................8

ARTICLE IV       DISTRIBUTION OF ESCROW SHARES...............................8

    4.1      Distribution from Escrow Fund for Indemnification Claims........8

    4.2      Distributions Upon Certain Events...............................9

    4.3      Final Distribution..............................................9

    4.4      Order of Distribution..........................................10

    4.5      Procedures for Distribution....................................11

    4.6      Commercially Reasonable Distribution Procedures................12

                                TABLE OF CONTENTS
                                   (continued)

                                                                           Page

ARTICLE V        ESCROW AGENT...............................................12

    5.1      Duties.........................................................12

    5.2      No Additional Liability........................................12

    5.3      Assumed Validity of Documents..................................12

    5.4      Fees and Expenses..............................................12

    5.5      Indemnification................................................13

    5.6      Resignation or Removal of the Escrow Agent.....................13

    5.7      Disputes.......................................................13

    5.8      Advice of Counsel; Litigation..................................14

    5.9      Successor Escrow Agent.........................................14

    5.10     Statements.....................................................14

    5.11     Court Orders, Judgments or Decrees.............................14

ARTICLE VI       MISCELLANEOUS..............................................14

    6.1      Termination....................................................15

    6.2      No Obligation to Set-Off Against Escrow Fund...................15

    6.3      Implementing Agreement.........................................15

    6.4      Amendment......................................................15

    6.5      Notices........................................................15

    6.6      Waivers........................................................17

    6.7      Counterparts...................................................17

    6.8      Assignment.....................................................18

    6.9      Third Party Beneficiaries......................................18

    6.10     Severability...................................................18

    6.11     Remedies Cumulative............................................18

    6.12     Entire Understanding...........................................18

    6.13     MCC Representative.............................................18

    6.14     Applicable Law.................................................19

    6.15     Jurisdiction of Disputes; Waiver of Jury Trial.................19

    6.16     Acknowledgment of MCC and each MCC Shareholder.................19


EXHIBITS

Exhibit A    Escrow Agent Fee Schedule




                                       ii